UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2011

FS Investment Corporation
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-53424 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 14, 2011, the board of directors (the “Board”) of FS Investment Corporation (“FSIC”) declared two regular semi-monthly cash distributions of $0.032156 per share each that will be paid on March 31, 2011 to stockholders of record as of March 14, 2011 and March 30, 2011, respectively.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2011, the Board appointed William Goebel to serve as the full-time Chief Financial Officer of FSIC, effective upon the resignation from such position by Charles Jacobson, who is currently serving as the Chief Financial Officer of FSIC.  Mr. Jacobson’s resignation and Mr. Goebel’s appointment are a result of the Board’s determination that the services of a full-time Chief Financial Officer are in the best interests of FSIC.

Prior to joining FSIC, Mr. Goebel, 36, held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to 2011, where he was responsible for auditing regulated investment companies, or RICs, private investment partnerships, investment advisers and broker-dealers.  Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker in 1997.  Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania and is a CFA Charterholder and a Certified Public Accountant.

There are no material contracts or agreements between FSIC and Mr. Goebel.  Mr. Goebel is employed by FSIC’s affiliate, Franklin Square Holdings, L.P., and will not receive any direct compensation from FSIC.

Also on March 14, 2011, in connection with the appointment of Mr. Goebel, Charles Jacobson tendered to FSIC his resignation from his position as the Chief Financial Officer of FSIC, effective immediately after the filing by FSIC of its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 with the Securities and Exchange Commission.  Mr. Jacobson is currently serving as the Chief Financial Officer of FSIC pursuant to an agreement between FSIC’s investment adviser, FB Income Advisor, LLC, and Pine Hill Group, LLC, where Mr. Jacobson is a Managing Director.

Item 8.01.	Other Events.

On March 15, 2011, FSIC also announced that it will hold its quarterly investor update call on Thursday, March 24, 2011, at 2:00 p.m. EDT to discuss its results of operations for the fiscal year ended December 31, 2010.  A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	March 15, 2011	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 15, 2011.